UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2017

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8551	22-1851059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701

(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the offering of the Notes (as defined below), Hovnanian Enterprises, Inc. (the “Company”), is disclosing under this Current Report on Form 8-K the information included in Item 8.01, which is incorporated herein by reference.

Item 8.01.	Other Events.

Notes Offering

On July 11, 2017, the Company announced that its wholly owned subsidiary, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), plans to issue an aggregate principal amount of up to $840,000,000 of senior secured notes with maturities in 2022 and 2024 (collectively, the “Notes”) in a private placement (the “Notes Offering”). K. Hovnanian intends to use the net proceeds from the Notes Offering to fund its previously announced offers and related consent solicitations (the “Tender Offers”) to purchase for cash any and all of its $75 million outstanding 10.000% Senior Secured Second Lien Notes due 2018 (the “2018 Notes”), $145 million outstanding 9.125% Senior Secured Second Lien Notes due 2020 (the “2020 9.125% Notes”) and $577 million outstanding 7.250% Senior Secured First Lien Notes due 2020 (the “2020 7.25% Notes”, and, together with the 2018 Notes and the 2020 9.125% Notes, the “Existing Secured Notes”), and/or to fund the redemption of all Existing Secured Notes that have not been accepted and paid for in the Tender Offers and to satisfy and discharge our obligations under the related indentures and to pay related fees and expenses. A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes may not be offered or sold within the United States or to U.S. persons, except to “qualified institutional buyers” in reliance on the exemption from registration provided by Rule 144A and to certain persons in offshore transactions in reliance on Regulation S. You are hereby notified that sellers of the Notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A. This announcement does not constitute an offer to sell or the solicitation of an offer to buy Notes in any jurisdiction in which such an offer or sale would be unlawful. This announcement does not constitute an offer to purchase or the solicitation of an offer to sell the Existing Secured Notes.

Tender Offers

Also on July 11, 2017, K. Hovnanian issued a press release announcing results as of 5:00 p.m., New York City time, on July 10, 2017, and extending the expiration time of its previously announced Tender Offers. A copy of the press release concerning the Tender Offers is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

As of 5:00 p.m., New York City time, on July 11, 2017, $75.0 million aggregate principal amount of 2018 Notes had been validly tendered and not validly withdrawn, $87.3 million aggregate principal amount of 2020 9.125% Notes had been validly tendered and not validly withdrawn and $573.9 million aggregate principal amount of 2020 7.25% Notes had been validly tendered and not validly withdrawn in the Tender Offers. In addition, K. Hovnanian announced that it amended its Offer to Purchase and Consent Solicitation Statement, dated June 26, 2017 (and as it may be further amended from time to time, the “Statement”) to extend (i) the Early Tender Deadline (as defined in the Statement) from 5:00 p.m., New York City time, on July 10, 2017 to 5:00 p.m., New York City time, on July 12, 2017 with respect to the 2020 9.125% Notes and 2020 7.25% Notes, and (ii) the expiration time for the Tender Offers from 11:59 p.m., New York City time, on July 24, 2017 to 11:59 p.m., New York City time, on July 26, 2017, unless further extended or earlier terminated.

K. Hovnanian will, subject to satisfaction of the conditions of the Tender Offers (as amended), including, among others, K. Hovnanian’s receipt of aggregate net cash proceeds from the Notes Offering to fund the aggregate total consideration plus accrued and unpaid interest in respect of all Existing Secured Notes of each series (regardless of the actual amount of Existing Secured Notes tendered) and fees and expenses incurred in connection therewith, purchase for cash all Existing Secured Notes validly tendered and not validly withdrawn at or before 11:59 p.m., New York City time, on July 26, 2017. In no event will this press release, the Tender Offer documents or the information contained herein or in the Tender Offer documents regarding the proposed financings constitute an offer to purchase or sell or a solicitation of an offer to sell or buy any of our securities, including the Notes.

The purchase of Existing Secured Notes pursuant to the Tender Offers and the satisfaction and discharge of the Notes Indentures will result in a loss on extinguishment of debt. This loss on extinguishment of debt may cause the Company to be in a three year cumulative loss position for purposes of evaluating its ability to realize its deferred tax asset and such evaluation at July 31, 2017 may result in an increase in the Company’s valuation allowance for its deferred tax asset.

All statements in this Form 8-K that are not historical facts should be considered as “Forward-Looking Statements.” Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company’s goals and expectations with respect to its financial results for future financial periods. Although the Company believes that its plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (1) speak only as of the date they are made, (2) are not guarantees of future performance or results and (3) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company’s business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company’s controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against the Company and not resolved in the Company’s favor; and (26) certain risks, uncertainties and other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press Release issued July 11, 2017 relating to the Notes Offering.

Exhibit 99.2	Press Release issued July 11, 2017 relating to the Tender Offers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/	Michael Discafani
	Name:	Michael Discafani
	Title:	Vice President, Corporate Counsel and Secretary

Date: July 11, 2017

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 99.1 Exhibit 99.2	Press Release issued July 11, 2017 relating to the Notes Offering. Press Release issued July 11, 2017 relating to the Tender Offers.